                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                  Date of Report:         February 28, 2003
                                    ----------------------------
                  (Date of earliest event reported: February 18, 2003)


                               ALLEN TELECOM INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     1-06016                  38-0290950
--------------------------------------------------------------------------------
  (State or Other Jurisdiction        (Commission              (IRS Employer
        of Incorporation)             File Number)          Identification No.)


25101 Chagrin Boulevard, Beachwood, Ohio                            44122
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:        216/765-5800
                                                     ---------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     On February 18, 2003, Allen Telecom Inc. (the "Company") announced the signing of a definitive agreement under which Andrew Corporation will acquire the Company in a stock-for-stock transaction. The foregoing description of the transaction is qualified in its entirety by reference to the full text of the press release issued by the Company, a copy of which has previously been filed and is incorporated herein by reference.

     In light of its agreement with Andrew, the Company announced on February 28, 2003 that it will postpone until further notice the annual meeting of the stockholders of the Company originally scheduled to be held April 29, 2003. A copy of the press release relating thereto is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (c)   Exhibits:
          --------

           Number        Exhibit
           ------        -------

           99.1 Press release, dated February 18, 2003 (previously filed as Exhibit 99.1 to the Company's Current Report on Form 8-K filed February 18, 2003, and incorporated herein by reference)

           99.2          Press release, dated February 28, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                     ALLEN TELECOM INC.



                                     By:  /s/ Laura C. Meagher
                                          ------------------------------------
                                          Name: Laura C. Meagher
                                          Title: General Counsel and Secretary


Dated: February 28, 2003

                                INDEX TO EXHIBITS
                                -----------------


    NUMBER      EXHIBIT
    ------      -------

99.1            Press release, dated February 18, 2003 (previously filed as
                Exhibit 99.1 to the Company's Current Report on Form 8-K filed February 18, 2003, and incorporated herein by reference)

99.2            Press release, dated February 28, 2003